Pax Ellevate Global Women’s Index Fund, a series of

Pax World Funds Series Trust III

Supplement Dated May 22, 2014

to the

Prospectus

Dated May 21, 2014

Effective May 22, 2014, the disclosure under the heading “Fees and Expenses” on page 5 of the Prospectus is hereby superseded and replaced with the following:

Fees & Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class or Individual Investor Class shares of the Fund.

	Institutional Class	Individual Investor Class
Shareholder Fees (fees paid directly from your investment)
Wire Redemption Fee(1)	$10.00	$10.00

	Institutional Class	Individual Investor Class
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment):
Management Fee(2)	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	0.74%	0.99%

(1) The Fund charges a fee of $10.00 for each wire redemption, subject to change without notice.

(2)The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, the Adviser does not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.)

Shareholders should retain this Supplement for future reference.